Deferred tax credits	12 Months Ended
Dec. 31, 2021
Deferred Tax Credits
Deferred tax credits

Note 16.     Deferred tax credits

Deferred tax credits consisted of the following:

	As at December 31,	As at December 31,
USD'000	2021	2020
Deferred research & development tax credits	847	1,311
Deferred other tax credits	1	1
Total deferred tax credits	848	1,312

WISeKey Semiconductors SAS is eligible for research tax credits provided by the French government (see Note 4 Summary of significant accounting policies). As at December 31, 2021 and 2020, the receivable balances in respect of these research tax credits owed to the Group were respectively USD 846,808 and USD 1,310,685. The credit is deductible from the entity’s income tax charge for the year or payable in cash the following year, whichever event occurs first.